PORTFOLIO SELECT VARIABLE ANNUITYSM

Issued by

Transamerica Life Insurance Company

Supplement Dated August 25, 2010

to the

Prospectus dated May 1, 2009

The Living Benefits Rider is no longer available for new sales, but if you have previously elected the Living Benefits Rider you can still upgrade. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

If you upgrade, the current rider fee percentage is 0.90%.

Please Note: If at anytime you terminate the Living Benefits Rider (other than as part of an upgrade), then you can not repurchase the Living Benefits Rider at a later date.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Portfolio Select Variable AnnuitySM dated May 1, 2009